Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of AFG Investment Trust B Liquidating Trust (the “Trust”), on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Principal Financial and Accounting Officer of the Trust’s AFG ASIT Corporation, hereby certifies pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)    the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
       (2)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

             /s/ Richard K Brock
            Richard K Brock
            Chief Financial Officer and Treasurer
            of AFG ASIT Corporation
            (Principal Financial and Accounting Officer)
            May 12, 2003